UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2021

QuantumScape Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-39345 (Commission File Number)	85-0796578 (I.R.S. Employer Identification Number)

1730 Technology Drive San Jose, California (Address of principal executive offices)	95110 (Zip code)

(408) 452-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2021, QuantumScape Battery, Inc. (“QS Sub”), a wholly-owned subsidiary of QuantumScape Corporation (the “Company”), entered into a letter agreement (the “Letter Agreement”) with Volkswagen Group of America, Inc. (“VWGoA”), Volkswagen Group of America Investments, LLC, an affiliate of VWGoA (“VW Member”), and QSV Operations LLC, the joint venture entity between QS Sub and VW Member (the “JV Entity”, and together with QS Sub, VWGoA and VW Member, the “Parties”). The Letter Agreement further amends the original Joint Venture Agreement dated September 11, 2018, by and among the Parties, and as subsequently amended by the 1) Amended and Restated Joint Venture Agreement, dated May 14, 2020, the 2) First Amendment to Amended and Restated Joint Venture Agreement, dated September 21, 2020, and the 3) Letter Agreement, dated May 13, 2021.

The Letter Agreement extends the date by which VWGoA, in its sole discretion, shall determine the final location of the Parties’ joint venture solid-state battery pilot-line facility to September 30, 2022. The Parties currently contemplate the location of QS-1 to be in or around Germany, but the final determination shall be made based on an analysis by VWGoA of operational costs, government incentives and other relevant considerations.

The foregoing description of the terms of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement attached hereto as Exhibit 10.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously disclosed, on September 7, 2021, and as further amended on October 21, 2021, the Board of Directors of the Company approved the Extraordinary Award Program (the “EPA Program”) to provide performance-based equity incentives linked to significant long-term stockholder value creation. The EPA Program was approved by the Company’s stockholders on December 15, 2021 as described below in Item 5.07 of this Current Report on Form 8-K. The material terms of the EPA Program were previously summarized in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 8, 2021 (the “Proxy Statement”).

Pursuant to the EPA Program, the Company granted performance-based stock option awards (the “EPA Awards”) on December 16, 2021 to (1) Jagdeep Singh, the Company’s President and Chief Executive Officer, (2) Kevin Hettrich, the Company’s Chief Financial Officer, (3) Michael McCarthy, the Company’s Chief Legal Officer and Head of Corporate Development, and (4) other members of Company management. The number of shares subject to, and the material terms of, the EPA Awards granted to the foregoing individuals were previously described in the section titled “Proposal No. 3—Approval of the Extraordinary Performance Award Program” in the Proxy Statement. Such section is hereby incorporated by reference into this Current Report on Form 8-K and is filed as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) was held on December 15, 2021. Present at the Annual Meeting in person or by proxy were holders of 233,307,056 shares of the Company’s Class A common stock and 93,230,060 shares of the Company’s Class B common stock, collectively representing 90.12% of the voting power of the shares of the Company’s common stock as of November 1, 2021, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

Each share of Class A common stock was entitled to one vote on each proposal and each share of Class B common stock was entitled to ten votes on each proposal. The Class A common stock and Class B common stock voted as a single class on all matters.

At the Annual Meeting, the Company’s stockholders 1) elected the Company’s nominees for directors, 2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and 3) approved the EPA Program.

Proposal 1 – Election of ten directors to serve until the 2022 Annual Meeting of Stockholders:

Director	Votes For	Votes Withheld	Broker Non-Votes
Jagdeep Singh	1,092,360,174	15,906,220	57,341,262
Frank Blome	1,093,306,166	14,960,228	57,341,262
Brad Buss	1,093,047,580	15,218,814	57,341,262
John Doerr	1,085,205,570	23,060,824	57,341,262
Prof. Dr. Jürgen Leohold	1,090,895,725	17,370,689	57,341,262
Justin Mirro	1,089,656,237	18,610,157	57,341,262
Prof. Fritz Prinz	1,093,303,326	14,963,068	57,341,262
Dipender Saluja	1,093,276,148	14,990,248	57,341,262
J.B. Straubel	1,093,280,316	14,986,078	57,341,262
Jens Wiese	1,093,188,397	15,077,997	57,341,262

Proposal 2 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,164,342,435	810,385	454,836	0

Proposal 3 – Approval of the EPA Program:

Approval of the EPA Program required the affirmative vote of each of:

•
The majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting entitled to vote thereon (the “Bylaws Standard”); and

•
The majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting by holders of shares of common stock that were not beneficially owned, directly or indirectly, by members of the Company’s management eligible to receive awards under the EPA Program (the “Disinterested Standard”).

Pursuant to the Bylaws Standard, the votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,080,657,160	25,130,834	2,478,400	57,341,262

Pursuant to the Disinterested Standard, the votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
690,920,907	25,130,834	2,478,400	57,341,262

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement dated December 17, 2021, by and among QuantumScape Battery, Inc., Volkswagen Group of America, Inc, Volkswagen Group of America Investments, LLC and QSV Operations LLC
99.1	Excerpt from Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 8, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 17, 2021

QUANTUMSCAPE CORPORATION

By:	/s/ Michael McCarthy
	Name:	Michael McCarthy
	Title:	Chief Legal Officer and Head of Corporate Development